Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Level 8 Systems, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2005 (the “Report”), I, Anthony C. Pizi, Chief Executive Officer, and, I, John P. Broderick, Chief Financial and Operating Officer, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the  Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects,  the financial condition and results of operations of the Company.

By: /s/ Anthony C. Pizi
Anthony C. Pizi
Chief Executive Officer
(Principal Executive Officer)
May 12, 2005

By: /s/ John P. Broderick
John P. Broderick
Chief Financial and Operating Officer
(Principal Financial and Accounting Officer)
May 12, 2005